UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 26, 2019
(Date of earliest event reported)

BANK 2019-BNK19
(Central Index Key Number 0001780859)
(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Bank of America, National Association
(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)
(Exact name of registrant as specified in its charter)

North Carolina	333-226486-07	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

On August 8, 2019, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of BANK 2019-BNK19, Commercial Mortgage Pass-Through Certificates, Series 2019-BNK19.

The certificates represent, in the aggregate, the entire beneficial ownership in BANK 2019-BNK19 (the “Issuing Entity”), a common law trust formed on August 8, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of seventy-three (73) mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-six (76) commercial, multifamily, manufactured housing community or residential cooperative properties.

The Mortgage Loan secured by the mortgaged property identified as “Eleven Seventeen Perimeter” on Exhibit B to the Pooling and Servicing Agreement (the “Eleven Seventeen Perimeter Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Eleven Seventeen Perimeter Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Mortgage Loan secured by the mortgaged property identified as “Polo Towne Crossing SC” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Polo Towne Crossing SC Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. Prior to September 26, 2019, (i) the Polo Towne Crossing SC Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement and (ii) the Eleven Seventeen Perimeter Whole Loan was being serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2019 (the “MSC 2019-H7 Pooling and Servicing Agreement”) between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the MSC 2019-H7 securitization transaction.

As of September 26, 2019, each of the Eleven Seventeen Perimeter Whole Loan and the Polo Towne Crossing SC Whole Loan are being serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2019 (the “BANK 2019-BNK20 Pooling and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.1, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer (the “BANK 2019-BNK20 Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK 2019-BNK20 Operating Advisor”), relating to the BANK 2019-BNK20 securitization transaction into which each related controlling companion loan is deposited.

The terms and conditions of the BANK 2019-BNK20 Pooling and Servicing Agreement applicable to the servicing of the Polo Towne Crossing SC Whole Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other

Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 8, 2019 (the “Prospectus”); provided that (a) under the Pooling and Servicing Agreement, the minimum aggregate liquidation fee payable with respect to any specially serviced loan or REO Property is $25,000 and (b) under the BANK 2019-BNK20 Pooling and Servicing Agreement, the minimum aggregate liquidation fee payable with respect to any specially serviced loan or REO Property is the lesser of 3.00% and $25,000.

Additionally, the terms and conditions of the BANK 2019-BNK20 Pooling and Servicing Agreement applicable to the servicing of the Eleven Seventeen Perimeter Whole Loan are substantially similar to the terms and conditions of the MSC 2019-H7 Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus; provided that under the BANK 2019-BNK20 Pooling and Servicing Agreement (i) a risk retention consultation party will have certain consultation rights with respect to the servicing of the Eleven Seventeen Perimeter Mortgage Loan as of the closing date of the BANK 2019-BNK20 securitization transaction, (ii) the BANK 2019-BNK20 Operating Advisor will not be required to (A) generally review the actions of the BANK 2019-BNK20 Special Servicer with respect to any specially serviced mortgage loans, (B) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the BANK 2019-BNK20 Pooling and Servicing Agreement, (C) upon determining that (y) the BANK 2019-BNK20 Special Servicer is not adequately performing its duties under the BANK 2019-BNK20 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (z) the replacement of the BANK 2019-BNK20 Special Servicer would be in the best interests of the BANK 2019-BNK20 certificateholders as a collective whole, recommend the replacement of the BANK 2019-BNK20 Special Servicer or (D) consult with the BANK 2019-BNK20 Special Servicer prior to the occurrence of a control termination event under the BANK 2019-BNK20 Pooling and Servicing Agreement, (iii) the aggregate liquidation fee payable with respect to any specially serviced loan or REO property is not capped at $1,000,000; (iii) the aggregate workout fee payable with respect to any particular workout of a mortgage loan that is a specially serviced loan is not capped at $1,000,000.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2019	WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President